SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section
14(a) of the Securities Exchange Act of 1934

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HighMark Funds
(Name of Registrant as Specified in its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies: N/A
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HIGHMARK FUNDS

HighMark Cognitive Value Fund
HighMark Enhanced Growth Fund
HighMark International Opportunities Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 31, 2011

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of each of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund (each a “Fund,” and collectively, the “Funds”), each a series of HighMark Funds (the “Trust”), will be held at 3:00 p.m. Eastern Time on May 31, 2011 at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 34th Floor, Boston, MA 02108 for the following purposes:

1.  To consider approving new sub-advisory agreements for HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund between HighMark Capital Management, Inc. and Bailard, Inc.

2.  To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposal referred to above is discussed in the proxy statement attached to this notice.  We encourage you to read the proxy statement thoroughly.  In addition, we have included on the next pages a list of some commonly asked questions and answers.  If you have any additional questions about the proposal contained in this proxy statement, please call 1-866-414-6351 and a representative will be available to assist you.  If you have any questions about your account or holdings, please contact your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

Each shareholder is invited to attend the Special Meeting in person.  While you are, of course, welcome to join us at the Special Meeting, most shareholders vote by filling out and signing the enclosed proxy card (or vote by telephone or the Internet).  Whether or not you plan to attend the Special Meeting, we need your vote.  Any shareholder attending the Special Meeting can vote in person even though a proxy may have already been designated by the shareholder.  Please vote by telephone or the Internet, or mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

Shareholders of record of the Funds at the close of business on April 11, 2011 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

By Order of the Trustees,

Helen A. Robichaud

April 29, 2011

Please respond.  Your vote is very important.  You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy.  If you are unable to attend the Special Meeting, please mark, sign, date and return the enclosed proxy or submit your vote by telephone or the Internet, so that the necessary quorum may be represented at the Special Meeting.  The enclosed envelope requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2011.

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the web site indicated on your proxy card.  You may obtain a copy of your Fund’s most recent shareholder report(s) without charge from HighMark Funds, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406, by calling 1-800-433-6884 or by downloading it from www.HighMarkFunds.com.

HIGHMARK FUNDS

Terms capitalized herein and not otherwise defined herein have the meanings set forth in the accompanying Notice of Special Meeting.

Q.
WHY ARE NEW SUB-ADVISORY AGREEMENTS FOR HIGHMARK COGNITIVE VALUE FUND, HIGHMARK ENHANCED GROWTH FUND AND HIGHMARK INTERNATIONAL OPPORTUNITIES FUND BETWEEN HIGHMARK CAPITAL MANAGEMENT, INC. (“HCM”) AND BAILARD, INC. (“BAILARD”) BEING PROPOSED FOR APPROVAL?

A.
Bailard is the current sub-adviser of the Funds.  Thomas Bailard, together with his affiliates, own approximately 41% of the outstanding voting securities of Bailard’s parent company.  It is the Funds’ understanding that Mr. Bailard, together with his affiliates and one other founder, are proposing to sell a portion of their shares in the parent company to the parent company on or about June 1, 2011 as part of a recapitalization of the parent company (the “Transaction”), and the Transaction will result in Mr. Bailard, together with his affiliates, reducing their collective ownership of Bailard’s parent company to approximately 10% of such company’s outstanding voting securities.  The Transaction is the type of event that may be considered to be a “change of control” of Bailard under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, which regulates investment companies such as HighMark Funds, investment advisory (and sub-advisory) agreements for investment companies are required to terminate automatically upon their assignment, and a “change of control” of an investment adviser (or a sub-adviser) is deemed to cause an assignment of the investment advisory (or sub-advisory) agreements to which the investment adviser (or sub-adviser) is a party.  Consequently, upon the consummation of the Transaction, the current sub-advisory agreements between HCM (the Funds’ investment adviser) and Bailard relating to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund are anticipated to automatically terminate.  The Board of Trustees of the Trust (the “Board”) is proposing new sub-advisory agreements to the shareholders of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund so that the Funds may continue to receive sub-advisory services from Bailard after the anticipated termination of the existing sub-advisory agreements.  Each new sub-advisory agreement being proposed for each of the Funds is nearly identical to each Fund’s current sub-advisory agreement.  No changes in fee rates will result.

Q.	WILL THE FEES CHARGED BY BAILARD UNDER THE SUB-ADVISORY AGREEMENT BE PAID BY THE FUND?

A.	No. The fees to be paid to Bailard under the sub-advisory agreements will be paid by HCM out of the fees that HCM receives as investment adviser to the Fund.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.
In order to conduct the Special Meeting with respect to a matter, a quorum of shares of the applicable Fund must be present, in person or by proxy.  A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of April 11, 2011 entitled to vote on such matter.  Please return the completed proxy ballot as soon as possible.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	After careful consideration, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act, recommends that shareholders vote to approve the proposal.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY STATEMENT?

A.
If you have any questions regarding this proxy statement, please call 1-866-414-6351 and a representative will be available to assist you.  If you have any questions about your account or holdings, please contact your account administrator or investment representative, or call HighMark Funds directly at 1-800-433-6884.

i

IMPORTANT SHAREHOLDER INFORMATION

HIGHMARK FUNDS

The main documents in this package are your proxy statement and proxy card.  A proxy card is, in essence, a ballot.  When you vote your proxy, you tell us how to vote on your behalf on important issues relating to your HighMark Fund.  The proxy card may be completed by checking the appropriate box voting for or against the proposal.  If you simply sign and return the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees of HighMark Funds.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us (or vote by telephone or the Internet).  Voting your proxy, and doing so promptly, enables your Fund to avoid conducting additional mailings.

Please take a few moments to exercise your right to vote.  Thank you.

ii

HIGHMARK FUNDS
350 California Street, Suite 1600
San Francisco, CA 94104

HighMark Cognitive Value Fund
HighMark Enhanced Growth Fund
HighMark International Opportunities Fund

PROXY STATEMENT
FOR SHAREHOLDER MEETING TO BE HELD ON MAY 31, 2011

The Board of Trustees (the “Board”) of HighMark Funds (the “Trust” or “HighMark Funds”) (the trustees on the Board are herein referred to as the “Trustees”) is soliciting proxies from the shareholders of each of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund (each a “Fund,” and collectively, the “Funds”), each a series of HighMark Funds, in connection with a special meeting of shareholders of the Funds, which has been called to be held on May 31, 2011 at 3 p.m. Eastern Time at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 34th Floor, Boston, MA 02108 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”).  The Special Meeting notice, this proxy statement and the proxy cards are being sent to shareholders beginning on or about April 29, 2011.

The Special Meeting is being called for the following purpose: (1) to consider approving new sub-advisory agreements for HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund between HighMark Capital Management, Inc. (“HCM”) and Bailard, Inc. (“Bailard”); and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

PROPOSAL

NEW SUB-ADVISORY AGREEMENTS WITH BAILARD, INC.

Information About the Transaction

Bailard is the current sub-adviser of the Funds. Thomas Bailard, together with his affiliates, own approximately 41% of the outstanding voting securities of Bailard’s parent company.  It is the Funds’ understanding that Mr. Bailard, together with his affiliates and one other founder, are proposing to sell a portion of their shares in the parent company to the parent company on or about June 1, 2011, as part of a recapitalization of the parent company (the “Transaction”) and the Transaction will result in Mr. Bailard, together with his affiliates, reducing their collective ownership of Bailard’s parent company to approximately 10% of such company’s outstanding voting securities.  The Transaction is the type of event that may be considered to be a “change of control” of Bailard under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, which regulates investment companies such as HighMark Funds, investment advisory (and sub-advisory) agreements for investment companies are required to terminate automatically upon their assignment, and a “change of control” of an investment adviser (or a sub-adviser) is deemed to cause an assignment of the investment advisory (or sub-advisory) agreements to which the investment adviser (or sub-adviser) is a party.  Consequently, upon consummation of the Transaction, the current sub-advisory agreements between HCM (the Funds’ investment adviser) and Bailard relating to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund are anticipated to automatically terminate in accordance with their terms, as well as the terms of the 1940 Act (each a “Current Sub-Advisory Agreement,” and collectively, the “Current Sub-Advisory Agreements”).  In anticipation of the termination of the Current Sub-Advisory Agreements, at an in-person meeting of the Board held on March 16-17, 2011, the Board, including the Trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), approved new contracts between HCM and Bailard relating to the Funds (each a “New Sub-Advisory Agreement,” and collectively, the “New Sub-Advisory Agreements”).  The Board is now proposing the New Sub-Advisory Agreements to the shareholders of the Funds so that the Funds may continue to receive sub-advisory services from Bailard after the anticipated termination of the Current Sub-Advisory Agreements.

The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements

Each Fund’s New Sub-Advisory Agreement is identical to its Current Sub-Advisory Agreement, except that the New Sub-Advisory Agreements will have different effective dates, and the New Sub-Advisory Agreements have been updated to reflect the current names of the Funds’ custodian, sub-administrator and distributor. The New Sub-Advisory Agreements will become effective after shareholder approval and the consummation of the Transaction.  The Current Sub-Advisory Agreements became effective on April 3, 2006 and were amended December 13, 2007.  The last time each Current Sub-Advisory Agreement was submitted to a vote of shareholders of each Fund was in connection with their initial approval in 2006.  The terms of the New Sub-Advisory Agreements are described generally below. The following description is qualified in its entirety by reference to the New Sub-Advisory Agreements.  Please refer to Exhibit A for a form of the New Sub-Advisory Agreements.

As is the case under the Current Sub-Advisory Agreements, under the New Sub-Advisory Agreements, Bailard will be responsible for furnishing an investment program in respect of, and making investment decisions for, the assets of the Funds and will have full discretionary management authority with respect to the assets of the Funds, subject to the supervision of the Board and HCM.  Bailard will have full discretion and will be authorized to place all orders for the purchase and sale of securities on behalf of the Funds.  Bailard will also be authorized, subject to periodic approvals of persons authorized by the Board, to instruct the Funds’ custodian to settle trades executed on behalf of the Funds.

For providing services to the Funds, Bailard is paid fees by HCM and not by the Funds or their shareholders.  The sub-advisory fee rates in the New Sub-Advisory Agreement with respect to a Fund are identical to the sub-advisory fee rates set forth in the Current Sub-Advisory Agreement with respect to such Fund.  For providing sub-advisory services, HCM paid Bailard the following amount of fees for each Fund during the fiscal year ended July 31, 2010:

Fund	Fees Paid
HighMark Cognitive Value Fund	$276,130
HighMark Enhanced Growth Fund	$265,208
HighMark International Opportunities Fund	$1,052,833

In addition to the asset-based sub-advisory fee that it pays to Bailard, HCM has agreed to make certain periodic payments, out of its own resources, to Bailard.  The amount of these additional payments are based on the average daily net assets of the Class M Shares of the Funds held by Bailard’s clients.  Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Funds.  Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard’s management of investment vehicles in which the client invests, which may include the Funds) will equal a fixed percentage of the value of the client’s account with Bailard.  As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HCM) that such clients indirectly incur as shareholders of the Funds.  The additional payments by HCM are intended to assist Bailard in recouping the client fees waived or reduced by it as described above.  These periodic payments, which are solely the obligation of HCM, are separate from and in addition to the sub-advisory fees paid to Bailard described above.  From August 1, 2009 through July 31, 2010, HCM made payments of this type to Bailard totaling approximately $1,123,000.  HCM intends to continue to make these periodic payments to Bailard following shareholder approval of the New Sub-Advisory Agreements.

Under the New Sub-Advisory Agreements, Bailard is entitled to receive an amount equal to 50% of the total gross investment advisory fee for each of the Funds.  Thus, under the New Sub-Advisory Agreement relating to HighMark Cognitive Value Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $500 million	0.375%
Over $500	0.350%

Under the New Sub-Advisory Agreement relating to HighMark Enhanced Growth Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $500 million	0.375%
Over $500 million and not greater than $1 billion	0.350%
Over $1 billion	0.325%

Under the New Sub-Advisory Agreement relating to HighMark International Opportunities Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $250 million	0.475%
Over $250 million and not greater than $500 million	0.450%
Over $500 million and not greater than $1 billion	0.425%
Over $1 billion	0.400%

As of March 31, 2011, the total net assets of each Fund were as follows: HighMark Cognitive Value Fund: approximately $98.3 million; HighMark Enhanced Growth Fund: approximately $95.6 million; and HighMark International Opportunities Fund: approximately $252.6 million.

Each New Sub-Advisory Agreement may be terminated at any time, without penalty, by HCM, by the Trustees, or by the vote of a “majority of the outstanding voting securities” (as such term is defined in 1940 Act) of the relevant Fund upon sixty days’ written notice to Bailard.  Each New Sub-Advisory Agreement may also be terminated at any time, without penalty, on sixty days’ written notice by Bailard to HCM.  Each New Sub-Advisory Agreement will terminate immediately in the event of its “assignment” as such term is defined in the 1940 Act.

Each New Sub-Advisory Agreement provides that Bailard is not liable for any error of judgment or for any loss suffered by the applicable Fund or HCM in connection with Bailard’s performance of its obligations under the New Sub-Advisory Agreement or for having executed HCM’s instructions, except a loss resulting from a breach of Bailard’s fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from Bailard’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement; except as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified thereby.

Each New Sub-Advisory Agreement provides that Bailard and HCM will each indemnify the other against loss or liability to such other party (including reasonable attorneys’ fees) arising out of any third party claim based on any action taken or not taken in the performance of its obligations under the New Sub-Advisory Agreement on the part of the indemnified party unless the indemnified party’s action or inaction involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

If approved by shareholders, each New Sub-Advisory Agreement will have an initial two year term, and thereafter may be renewed on an annual basis (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval and (b) by the vote of a majority of the Trustees or by the vote of a majority of all votes attributable to the outstanding shares of the applicable Fund.

If shareholders approve the New Sub-Advisory Agreements, it is expected that the Funds’ current portfolio management team will continue to manage the Funds’ assets.

Trustees’ Considerations

At a meeting of the Board held on March 16-17, 2011, the Trustees conferred with representatives of Bailard and HCM to consider the Transaction and its effect on the Funds.  Legal counsel assisted the Board and provided advice on, among other things, the Board’s fiduciary obligations in considering the proposed New Sub-Advisory Agreements.

In evaluating the proposed New Sub-Advisory Agreements, the Board reviewed materials furnished by HCM and Bailard.  Representatives of Bailard were present at the meeting and described in detail the Transaction and its effect on Bailard’s provision of sub-advisory services to the Funds.  After considering the information presented to it at the meeting, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreements.  In considering whether to approve the New Sub-Advisory Agreements, the Board did not identify any single factor as determinative.  Matters considered by the Trustees in connection with their approval of the New Sub-Advisory Agreements included the following:

The differences between the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements.  In considering whether to approve the New Sub-Advisory Agreements, the Trustees took into account that they had initially approved the Current Sub-Advisory Agreements with Bailard on January 12, 2006, and the initial shareholder of the Funds approved the Current Sub-Advisory Agreements on March 20, 2006.  The Trustees also noted that there are no material changes between the terms and conditions of the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, except that the New Sub-Advisory Agreements will have different effective dates.

The impact of the Transaction on Bailard’s provision of sub-advisory services to the Funds.  In determining whether to approve the New Sub-Advisory Agreements, the Trustees, including a majority of the Independent Trustees, determined that the scope and quality of services proposed to be provided under the New Sub-Advisory Agreements are at least equivalent to those provided under the Current Sub-Advisory Agreements.  In addition, the Trustees were advised by Bailard that Bailard anticipated that there would be no changes in the personnel who provide the portfolio management services to the Funds.  The Trustees reviewed information regarding the Transaction and information regarding Bailard, including financial statements of Bailard pre- and post- Transaction and Bailard’s business plan.  The Trustees noted that, in connection with the Transaction, Mr. Bailard intends to retire from Bailard, including from his roles as Executive Chairman of Bailard and as a director of Bailard’s parent company, and that Mr. Bailard has agreed to provide consulting services to Bailard’s parent company for a period of three years following his retirement.  Bailard informed the Board that Bailard does not expect any other changes to Bailard’s management structure in connection with the proposed Transaction.  The Trustees further noted that Bailard will bear substantially all expenses incurred by the Funds in connection with the proposed Transaction.

The nature, extent and quality of the services to be provided to the Funds under the New Sub-Advisory Agreements.  The Trustees considered the nature, extent and quality of the services currently provided, and expected to be provided in the future, to the Funds by Bailard and the resources dedicated to the Funds by Bailard.  After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the nature, extent and quality of services provided by Bailard supported approval of the New Sub-Advisory Agreements.

Investment performance of the Funds and Bailard.  The Trustees received and considered information about the performance of the Funds relative to their peers over various time periods.  The Trustees also considered Bailard’s reputation generally.  After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the performance of Bailard in managing the Funds when compared to products with similar investment objectives and strategies as the Funds supported approval of the New Sub-Advisory Agreements.

The costs of the services to be provided and profits to be realized by Bailard from its relationship with the Funds.  The Trustees considered and had discussions with Fund management regarding the fees charged by Bailard relating to its services to the Funds.  The Trustees observed that the fee rates under the New Sub-Advisory Agreements are identical to the fee rates under the Current Sub-Advisory Agreements.  In considering the fees charged to other funds or accounts, the Trustees considered, among other things, the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to manage mutual fund assets effectively, and the differences between the responsibilities of a sub-adviser, as compared to an adviser, of a mutual fund.  In evaluating the Funds’ sub-advisory fees, the Trustees also took into account the demands of Bailard’s approach to the investment management of the Funds.  The Trustees also considered any other compensation received by Bailard from the Funds, any other series of the Trust or HCM.  The Trustees also reviewed information relating to the profitability of Bailard’s relationship with the Funds.  Bailard informed the Trustees that no Bailard affiliate would receive compensation from the Funds. After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the sub-advisory fees currently, and proposed to be, charged by Bailard relating to its services provided to the Funds are fair and reasonable, and that the costs of these services generally and the related profitability of Bailard in respect of its relationship with the Funds supported approval of the New Sub-Advisory Agreements.

Economies of scale.  The Trustees considered the possible existence of economies of scale (i.e., decreasing per unit costs as a fund increases in asset size) in the provision of services by Bailard and whether those economies of scale are shared with the Funds.  The Trustees noted that all of the share classes of the Funds benefit from expense caps and that Bailard had implemented breakpoints in its fee schedules.  In considering these issues, the Trustees also took note of the profitability to Bailard of its relationship with the Funds, as discussed above.  After reviewing these and related factors and discussions with Fund management, the Trustees concluded, within the context of their overall conclusions regarding the New Sub-Advisory Agreements, that the extent to which any economies of scale are shared with the Funds supported the approval of the New Sub-Advisory Agreements with respect to the Funds.

The Trustees also considered other factors, which included but were not limited to the following:

●	the compliance programs of Bailard;
●	so-called “fallout benefits” to Bailard such as the benefits of investment research provided to Bailard by reason of brokerage commissions (“soft dollar” benefits) generated by the Funds’ securities transactions.

Based on their evaluation of all factors that they deemed to be material and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreements.

Current Investment Advisory Agreement

As described above, HCM serves as the investment adviser to the Trust.  It serves pursuant to an investment advisory agreement dated September 1, 1998, as amended April 9, 2009 (the “Investment Advisory Agreement”).  The Investment Advisory Agreement relates to all series of the Trust, including the Funds.  The Investment Advisory Agreement was last submitted to a vote of the shareholders of the Funds on October 8, 2010 in order to have an existing amendment apply to the series of the Trust that were organized prior to March 19, 2009, which includes the Funds.  The amendment gave specific authorization to HCM, with the approval of the Board but without shareholder approval, to delegate any or all of its responsibilities under the Investment Advisory Agreement to one or more sub-advisers, subject to an exemptive order from the Securities and Exchange Commission permitting such a practice.  The Investment Advisory Agreement will continue in effect as to the Funds from year to year, if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.  The Board most recently voted to renew the Investment Advisory Agreement at meetings held on June 23-24, 2010.  At such meetings, the Board also voted to extend the applicability of the above-referenced amendment to the Funds, and certain other series of the Trust.  The Investment Advisory Agreement may be terminated as to any of the Funds at any time on 60 days’ written notice, without the payment of any penalty, by vote of the Trustees, by vote of a majority of the outstanding voting securities of such Fund, or by HCM.  The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

With respect to series of the Trust that do not employ sub-advisers, HCM provides day-to-day management of the series.  With respect to series of the Trust that employ sub-advisers, such as the Funds, HCM continuously reviews, supervises and administers the series’ investment programs.  As consideration for its investment advisory services to each Fund, HCM is entitled to receive a fee with respect to each Fund, which is calculated daily and paid monthly, based on the daily net assets of each Fund, at the following annual rates: with respect to HighMark Cognitive Value Fund: 0.75% on the first $500 million and 0.70% on assets over $500 million; with respect to HighMark Enhanced Growth Fund: 0.75% on the first $500 million, 0.70% on the next $500 million and 0.65% on assets over $1 billion; and with respect to HighMark International Opportunities Fund: 0.95% on the first $250 million, 0.90% on the next $250 million, 0.85% on the next $500 million and 0.80% on assets over $1 billion.

For the fiscal year ended July 31, 2010, HCM received the following investment advisory fees from the Funds: with respect to HighMark Cognitive Value Fund: $552,259 in gross fees ($535,400 in net fees1); with respect to HighMark Enhanced Growth Fund: $530,415 in gross fees ($499,256 in net fees2); and with respect to HighMark International Opportunities Fund: $2,105,767 in gross and net fees.

Principal Executive Officers and Directors of Bailard

The following is a list of Bailard’s directors and principal executive officers.  Bailard’s principal address is 950 Tower Lane, Suite 1900, Foster City, CA 94404.

Name*	Position with Bailard	Principal Occupation
Thomas E. Bailard**	Director and Chairman
Director and Chairman of Bailard Fund Services, Inc.; Director, Chairman and CEO of Bailard REIT I, Inc. (“REIT I”) and Bailard REIT II, Inc.(“REIT II”); Director and President of Bailard Long/Short Offshore Fund, Ltd (“Offshore Fund”); Director and Chairman of BB&K Holdings, Inc.; Director and Chairman of Bailard General Partners I, Inc. (“General Partners I”); CEO of Bailard Emerging Life Sciences I GP, L.P.

Peter M. Hill	Director and CEO	Director of BB&K Holdings, Inc.; Director of Bailard Fund Services, Inc.; Director of General Partners I; Director and Vice President of Offshore Fund

Sonya Thadhani	Chief Investment Officer and Portfolio Manager	Portfolio Manager for HighMark Enhanced Growth Fund

Burnice E. Sparks, Jr.	Director and President	Chief Executive Officer, Chief Compliance Officer and Director of Bailard Fund Services, Inc.; Director of General Partners I

Barbara V. Bailey	Treasurer/Secretary, Executive Vice President and Chief Financial Officer
Treasurer and Assistant Secretary of BB&K Holdings, Inc.; Treasurer and Secretary of Bailard Fund Services, Inc.; Treasurer and Secretary of REIT I.; Treasurer and Secretary of REIT II; Treasurer/Assistant Secretary of Offshore Fund; Treasurer/ Secretary of General Partners I; Treasurer/Secretary of Bailard Emerging Life Sciences I GP, L.P.

Diana L. Dessonville	Executive Vice President and Director of the Business Development Group	Vice President of REIT I and REIT II

Eric P. Leve	Executive Vice President and Portfolio Manager	Portfolio Manager for HighMark International Opportunities Fund and Co-Manager of separate account bond portfolios

Michael J. Faust	Executive Vice President and Investment Counselor	Investment Counselor
________________________________

1 Net fees reflect waivers by HCM.
2 Net fees reflect waivers by HCM.
* The address of each director and principal executive officer is 950 Tower Lane, Suite 1900, Foster City, CA 94404.
** Mr. Bailard intends to retire upon consummation of the Transaction.

BB&K Holdings, Inc. (“BB&K Holdings”) is the parent holding company of Bailard, owning 100% of the outstanding shares of Bailard.  The current share ownership of BB&K Holdings consists of the following: (i) founders and their affiliates hold approximately 46% of the shares; (ii) on-going management and employees hold approximately 35% of the shares; and (iii) outside shareholders hold approximately 19% of the shares.  It is anticipated that Mr. Bailard (a founder of Bailard) and his affiliates, who currently hold approximately 41% of the outstanding shares of BB&K Holdings, will sell shares back to BB&K Holdings as part of a recapitalization of BB&K Holdings, resulting in a decrease in their total ownership percentage to approximately 10% of the outstanding shares of BB&K Holdings.  It is also anticipated that one other founder will sell shares in BB&K Holdings back to BB&K Holdings as part of the recapitalization.  At the conclusion of the Transaction, it is expected that a substantial majority of the shares of BB&K Holdings (approximately 65 - 70%) will be held by on-going management and employees.  Also, following the proposed transaction, there will be no single shareholder with ownership in excess of 20% of BB&K Holdings’ common stock.  The following is a list of 10% owners of BB&K Holdings before and after the Transaction:

10% Owners of BB&K Holdings before Transaction Name	% Ownership
Thomas E. Bailard	41%

10% Owners of BB&K Holdings after Transaction Name	% Ownership
Burnice E. Sparks, Jr.	17%
Peter M. Hill	15%
Diana L. Dessonville and Thomas J. Mudge, III (joint owners)	11%
Thomas E. Bailard	10%

The addresses of BB&K Holdings, and each 10% owner thereof, is 950 Tower Lane, Suite 1900, Foster City, CA 94404.

Principal Executive Officers and Directors of HCM

The following is a list of HCM’s principal executive officers and each director of HCM.  HCM’s principal address is 350 California Street, San Francisco, CA 94104.

Name*	Position with HCM	Principal Occupation
Earle A. Malm II	Chairman of the Board of Directors, President and Chief Executive Officer	President and Chief Executive Officer, HCM
David J. Goerz III	Member of the Board of Directors, Senior Vice President and Chief Investment Officer	Chief Investment Officer, HCM
Jonathan Fayman	Member of the Board of Directors, Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	Chief Financial Officer, HCM

*               The address of each principal executive officer and director of HCM is 350 California Street, San Francisco, CA 94104.

The following persons who are Trustees and officers of the Trust are also directors, officers and/or employees of HCM: Earle A. Malm II is a Trustee and the President of the Trust as well as the Chairman of the Board of Directors, President and Chief Executive Officer of HCM; Pamela O’Donnell is the Treasurer, Vice President and Chief Financial Officer of the Trust as well as Vice President and Director of Mutual Fund Administration of HCM; Catherine M. Vacca is the Chief Compliance Officer of the Trust as well as Senior Vice President and Chief Compliance Officer of HCM; and Kevin Rowell is Vice President and Assistant Secretary of the Trust as well as Senior Vice President and Managing Director of HCM.

HCM is a wholly-owned subsidiary of Union Bank, N.A.  Union Bank, N.A. is a wholly-owned subsidiary of UnionBanCal Corporation.  UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. (“Mitsubishi UFJ”).  Union Bank, N.A. and UnionBanCal Corporation have their principal business offices at 400 California Street, San Francisco, California 94104.  The Bank of Tokyo-Mitsubishi UFJ, Ltd. has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8388, Japan, and Mitsubishi UFJ has its principal business offices at 7-1, Marunouchi 2-chome, Chiyoda-ku, Tokyo 100-8330, Japan.

Shareholder authorization for approval of a New Sub-Advisory Agreement with respect to a Fund requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trustees unanimously recommend that shareholders of the Funds vote for approval of the New Sub-Advisory Agreements.

ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION
OF PERSONS NAMED IN THE PROXY

While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which Fund management intends to present or knows that others will present is the business stated in the Notice of Special Meeting.  If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy will be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

A quorum with respect to a matter before the Special Meeting is defined as representation of over 50% of the shares outstanding as of April 11, 2011 entitled to vote on such matter.  If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, with respect to a matter, the persons named as proxies may vote those proxies that have been received with respect to such matter to adjourn the Special Meeting with respect to such matter to a later date.  In the event that a quorum is present with respect to a matter, but sufficient votes in favor of the matter have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to such matter to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares entitled to vote on the relevant matter present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote in favor of such an adjournment those proxies that they are entitled to vote in favor of the relevant matter and will vote against any such adjournment those proxies required to be voted against the relevant matter.

Affiliated Fund Service Providers

In addition to serving as the Trust’s investment adviser, HCM serves as the Trust’s administrator.  For the fiscal year ended July 31, 2010, the Funds paid HCM and Union Bank, N.A., an affiliated person of HCM, the following fees under the agreements set forth below:

Fund	Administrative Fees1	Custody Fees2	Shareholder Servicing Fees3	Securities Lending Fees4
Cognitive Value Fund	$110,229.48	$4,614.11	$2,555.38	--
Enhanced Growth Fund	$105,868.81	$4,822.42	$1,932.44	--
International Opportunities Fund	$331,799.16	$103,619.72	$116,837.80	$10,131.30

1 Paid pursuant to an administrative services agreement between the Funds and HCM.
2 Paid pursuant to a custodian agreement between the Funds and Union Bank, N.A.
3 Paid pursuant to a shareholder servicing plan/agreement between the Funds and HCM.
4 Paid pursuant to the securities lending services agreement client addendum to a custodian agreement between the Funds and Union Bank, N.A.

The approval of the New Sub-advisory Agreements will not affect the continuance of the above agreements.

Share Ownership

The following table sets forth each of the persons or entities that held of record and/or beneficially as of March 23, 2011 more than 5% of the outstanding shares of any class of shares of the Funds.

Name & Address		Number of Shares Owned	Percent of Class
Cognitive Value Fund – Class A Shares
LPL Financial FBO : Customer Accounts	P O Box 509046 San Diego, CA 92150-9046	8,521.372	9.90%
Pershing LLC	P O Box 2052 Jersey City, NJ 07303-2052	5,184.407	6.02%
UBS Financial Services Inc. FBO Isaac Ezra Alberto Ezra Mario Ezra JTWROS	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	11,561.751	13.43%
Cognitive Value Fund – Class C Shares
Raymond James & Assoc Inc CSDN, FBO Judith A Hughes IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,837.794	5.35%
Pershing LLC (6-5)	P O Box 2052 Jersey City, NJ 07303-2052	3,622.122	6.83%
Pershing LLC (7-8)	P O Box 2052 Jersey City, NJ 07303-2052	5,168.958	9.75%
UBS Financial Services Inc. FBO David S Ahlin Annette M Joseph JTWROS	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	16,744.621	31.59%
Cognitive Value Fund – Class M Shares
Charles Schwab & Co Inc, Special Custody Acct FBO Customers	101 Montgomery St, San Francisco CA 94104-4151	1,472,395.099	18.61%
SEI Private Trust Company c/o Union Bank ID 797 FBO Arlin Trust TA/I	One Freedom Valley Drive, Oaks, PA 19456-9989	540,816.190	6.83%
Arlin Trust TA/I, SEI Private Trust Company, c/o Union Bank ID 797 R/R (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	540,816.190	6.83%
Cognitive Value Fund – Fiduciary Shares
SEI Private Trust Company (4-7), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	16,987.542	7.35%
SEI Private Trust Company (0-9), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	32,272.39	13.96%
SEI Private Trust Company (0-6), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	177,724.821	76.88%
Foley, Edward T Trust B – Irrev Tr., SEI Private Trust Company, c/o Union Bank ID 797 (a) (1)	One Freedom Valley Drive, Oaks, PA 19456-9989	147,339.799	63.73%
Ahmanson, Howard F – Robert TA/I, SEI Private Trust Company, c/o Union Bank ID 797 (a) (2)	One Freedom Valley Drive, Oaks, PA 19456-9989	30,385.020	13.14%
Ahmanson FBO Issue R. Ahmanson TA/I, SEI Private Trust Company, c/o Union Bank ID 797 (a) (2)	One Freedom Valley Drive, Oaks, PA 19456-9989	16,987.540	7.35%
Enhanced Growth Fund – Class A Shares
LPL Financial FBO: Customer Accounts	P.O. Box 509046, San Diego CA 92150-9046	81,268.469	38.11%
First Clearing, LLC	2801 Market Street, Saint Louis, MO 63103-2523	19,683.377	9.23%
Enhanced Growth Fund – Class C Shares
State Street Bank and Trust Co, Cust for the IRA of Janice Risseeuw DCD, FBO Cynthia Strange	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,990.499	8.02%
State Street Bank & Trust Co, Cust for the Rollover IRA, Vicki Ball	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,081.651	8.39%
State Street Bank & Trust Co, Cust for the IRA Rollover, FBO Matthew Ball	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,599.049	6.44%
State Street Bank & Trust Co, Cust for the IRA R/O, Rhonda Brown	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	1,883.308	7.59%
MLPF&S Inc For the Sole Benefit of Its Customers	4800 Deer Lake Drive East, Jacksonville , FL 32246-6484	6,222.545	25.07%
Pershing LLC	P O Box 2052 Jersey City, NJ 07303-2052	1,609.763	6.49%
Raymond James & Assoc Inc CSDN, FBO Bruce A Robinson IRA	c/o HighMark Funds 350 California Street, San Francisco, CA 94104	2,445.652	9.85%
First Clearing, LLC	2801 Market Street, Saint Louis, MO 63103-2523	3,570.253	14.39%

Enhanced Growth Fund – Class M Shares
Charles Schwab & Co Inc, Special Custody Acct FBO Customers	101 Montgomery St, San Francisco CA 94104-4151	1,499,907.243	18.99%
SEI Private Trust Company, c/o Union Bank ID 797 FBO Arline Trust TA/I	One Freedom Valley Drive, Oaks, PA 19456-9989	525,240.662	6.65%
Arlin Trust TA/I, SEI Private Trust Company, c/o Union Bank ID 797 R/R (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	525,240.662	6.65%
Enhanced Growth Fund – Fiduciary Shares
LPL Financial FBO: Customer Accounts	P.O. Box 509046, San Diego CA 92150-9046	36,291.986	21.18%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX60	One Freedom Valley Drive, Oaks, PA 19456-9989	9,020.967	5.26%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	47,877.476	27.94%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	56,627.340	33.04%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX20	One Freedom Valley Drive, Oaks, PA 19456-9989	15,615.167	9.11%
HighMark Cap Growth Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (a) (3)	One Freedom Valley Drive, Oaks, PA 19456-9989	56,627.340	33.04%
HighMark Grth Inc Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (a) (3)	One Freedom Valley Drive, Oaks, PA 19456-9989	47,877.476	27.94%
HighMark Div Equity Allocation Fund ,SEI Private Trust Company, c/o Union Bank ID 797 (a) (3)	One Freedom Valley Drive, Oaks, PA 19456-9989	15,615.167	9.11%
HighMark Income Plus Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (a) (3)	One Freedom Valley Drive, Oaks, PA 19456-9989	9,020.967	5.26%
International Opportunities Fund – Class A Shares
Prudential Invest Mgmt Serv FBO Mut Fd Clients	Gateway Center 3-10th FL 100 Mulberry St, Newark, NJ 07102-4056	65,046.503	7.97%
LPL Financial FBO: Customer Accounts	P.O. Box 509046, San Diego CA 92150-9046	112,304.876	13.76%
International Opportunities Fund – Class M Shares
Charles Schwab Company Inc, Funds Dept 8th FL, Reinvestment Account	101 Montgomery Street, San Francisco, CA 94101-4151	3,632,835.295	17.59%
SEI Private Trust Company c/o Union Bank ID 797 FBO: Arlin Trust TA/I	One Freedom Valley Drive, Oaks, PA 19456-9989	1,101,836.828	5.33%
Arlin Trust TA/I, SEI Private Trust Company, c/o Union Bank ID 797 R/R (a)	One Freedom Valley Drive, Oaks, PA 19456-9989	1,101,836.828	5.33%
International Opportunities Fund – Fiduciary Shares
Charles Schwab & Co Inc, FBO Exclusive Customers	101 Montgomery Street, San Francisco, CA 94104-4151	625,976.358	5.08%
SEI Private Trust Company (1-1), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	4,184,714.839	33.95%
SEI Private Trust Company (2-4), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	2,186,377.108	17.74%
SEI Private Trust Company (3-7), c/o Union Bank ID 797	One Freedom Valley Drive, Oaks, PA 19456-9989	2,482,221.292	20.14%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX70	One Freedom Valley Drive, Oaks, PA 19456-9989	769,937.410	6.25%
SEI Private Trust Company, c/o Union Bank ID 797, FBO XXXXXXXX80	One Freedom Valley Drive, Oaks, PA 19456-9989	835,504.024	6.78%
HighMark Cap Growth Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (a) (3)	One Freedom Valley Drive, Oaks, PA 19456-9989	835,504.024	6.78%
HighMark Grth Inc Allocation CU ,SEI Private Trust Company, c/o Union Bank ID 797 (a) (3)	One Freedom Valley Drive, Oaks, PA 19456-9989	769,937.410	6.25%

(1)	Union Bank, N.A. has shared investment authority and sole voting authority with respect to this account.
(2)	Union Bank, N.A. has sole investment authority and sole voting authority with respect to this account.
(3)	HCM has sole investment authority and sole voting authority with respect to this account.
(a)	Beneficial ownership only.

 Trustee and Officer Beneficial Ownership

As of February 28, 2011, the Trustees and officers of HighMark Funds, as a group, owned less than one percent of each class of shares of each of the Funds, except as set forth below.  The following table sets forth, as of February 28, 2011, the beneficial ownership of outstanding shares of any class of shares of the Funds of (1) each Trustee and executive officer of the Trust and (2) all of the Trustees and officers of the Trust as a group.  To the Trust’s knowledge, the beneficial owner below has sole voting and investment power.

Fund and Class of Shares	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
HighMark International Opportunities Fund – Class A	David A. Goldfarb	13,352	1.59%
HighMark International Opportunities Fund – Class A	All Trustees and officers as a group	13,352	1.59%

1 The address of the Trustee shown in this table is c/o HighMark Funds, 350 California Street, Suite 1600, San Francisco, CA 94104.

Shareholder Proposals

The Declaration of Trust and the Amended and Restated Code of Regulations of the Trust do not provide for annual shareholder meetings, and no such meetings are planned for 2011.  Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by the Trust within a reasonable period of time prior to printing and mailing proxy material for such meeting.  Any shareholder proposal not received within a reasonable time before the Trust begins to print and mail its proxy materials will be considered untimely and will not be included in such materials.

General Information

The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to Proxy Tabulator, P.O. Box 9112, Farmingdale, NY 11735 or by appearing personally and electing to vote on May 31, 2011 at the Special Meeting.  The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne primarily by Bailard.  Proxy solicitations will be made primarily by mail, e-mail, telephone calls or personal interviews conducted by certain officers or employees of the Trust, HCM, Bailard or BNY Mellon Investment Servicing (US) Inc.  A third-party solicitor has been hired to assist with proxy solicitations.  Broadbridge Financial Solutions, Inc., a professional proxy solicitation firm, has been engaged to assist in the solicitation of proxies at an estimated cost of approximately $22,000.  In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the persons named as proxies will vote those shares of the Funds in favor of the proposal with respect to all relevant Funds.

Only shareholders of record at the close of business on April 11, 2011 will be entitled to vote at the Special Meeting and any adjournment(s) thereof.  Each whole share of the Funds is entitled to one vote, and each fractional share of the Funds is entitled to a proportionate fractional vote.  As of April 11, 2011, the following shares of the Funds were outstanding:

Fund Name	Class A	Class C	Fiduciary	Class M
Cognitive Value Fund	[--]	[--]	[--]	[--]
Enhanced Growth Fund	[--]	[--]	[--]	[--]
International Opportunities Fund	[--]	[--]	[--]	[--]

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares of the Funds represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting.  Under the Declaration of Trust and the Amended and Restated Code of Regulations of the Trust, the affirmative vote necessary to approve the proposal with respect to a Fund may be determined with reference to a percentage of votes with respect to such Fund present at the Special Meeting, which would have the effect of treating abstentions and non-votes with respect to shares of such Fund as if they were votes against the proposal with respect to such Fund.

The Trust’s executive offices are located at 350 California Street, Suite 1600, San Francisco, CA 94104.  HighMark Funds Distributors, Inc., a wholly-owned subsidiary of BNY Mellon Distributors Inc., with its principal business offices at 760 Moore Road, King of Prussia, PA, serves as distributor to the Trust.

If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope (or vote by telephone or the Internet) to avoid unnecessary expense and delay.  No postage is necessary.

April 29, 2011

YOUR VOTE IS IMPORTANT.  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS AND OTHER COMMUNICATIONS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY.  (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

Exhibit A
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN HIGHMARK CAPITAL MANAGEMENT, INC.
AND BAILARD, INC.
FOR THE
[HIGHMARK COGNITIVE VALUE FUND]/[HIGHMARK ENHANCED GROWTH
FUND]/[HIGHMARK INTERNATIONAL OPPORTUNITIES FUND]

This AGREEMENT is executed as of __________________, 2011 and made effective as of ___________________, 2011, by and between HIGHMARK CAPITAL MANAGEMENT, INC. (“Adviser”) and BAILARD, INC., a California corporation, which is an investment adviser registered under the laws of the United States as an investment adviser under the Investment Advisers Act of 1940 (“Sub-Adviser”).

WHEREAS, Adviser is the investment adviser for HighMark Funds (the “Trust”), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended;

WHEREAS, Adviser’s parent, Union Bank, N.A., (“Bank”) serves as Custodian for HighMark Funds (“Custodian”) and provides certain other services for the HighMark Funds series of mutual funds (the “Funds”);

WHEREAS, Adviser is the Administrator for the Funds, BNY Mellon Investment Servicing (US), Inc. is the Sub-Administrator, and HighMark Funds Distributors, Inc. is the Distributor of the Funds; and

WHEREAS, Adviser desires to retain Sub-Adviser to provide the services set forth herein with respect to the Trust’s [Cognitive Value]/[Enhanced Growth]/[International Opportunities] Fund (the “Fund”).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	DEFINITIONS. As used herein, the following terms shall have the meanings set forth:

1.1	“33 Act” shall mean the Securities Act of 1933, the rules and regulations issued thereunder, as they may be amended from time to time.

1.2	“40 Act” shall mean the Investment Company Act of 1940, the rules and regulations issued thereunder, as they may be amended from time to time.

1.3	“Adviser” and “Administrator” shall mean HighMark Capital Management, Inc.

1.4	“Advisers Act” shall mean the Investment Advisers Act of 1940 and the rules and regulations promulgated thereunder, as they may be amended from time to time.

1.5	“Bank” and “Custodian” shall mean Union Bank, N.A., a national banking association organized under the laws of the United States.

1.6	“Sub-Administrator” and “Distributor” shall mean BNY Mellon Investment Servicing (US), Inc. and HighMark Funds Distributors, Inc., respectively.

1.7	“Sub-Adviser” shallmean Bailard, Inc., a corporation formed under California law and registered as an investment adviser under the Advisers Act.

2.
APPOINTMENT.  Adviser hereby appoints Sub-Adviser toprovide the sub-advisory services specified herein to the Fund for the period and on the terms set forth in this Agreement.  Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

3.	DELIVERY OF DOCUMENTS.

3.1	Adviser has furnished or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

(a)	Copies of the Declarations of Trust establishing the HighMark Funds and the By-Laws of the Trust;

(b)	Resolutions of the Trust’s Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

(c)
The Trust’s Registration Statement on Form N-1A under the 33 Act (File No. 33-12608) and the 40 Act as filed with the SEC, and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds;

(d)
The Trust’s most recent prospectus and Statement of Additional Information for the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”);

(e)	Adviser’s Form ADV Part II; and

(f)	Such other materials and documents as Sub-Adviser shall reasonably request.

Adviser will furnish Sub-Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

3.2	Sub-Adviser has furnished or will furnish Adviser with copies properly certified or authenticated of each of the following:

(a)	Sub-Adviser’s Form ADV Part II; and

(b)	Such other materials and documents as Adviser shall reasonably request.

Sub-Adviser will furnish Adviser with copies of all amendments of or supplements to the foregoing promptly following adoption of such amendments or supplements.

4.	MANAGEMENT:

4.1
Subject to the supervision of the Trust’s Board of Trustees and of Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, the assets of the Fund and shall have full discretionary management authority with respect to the assets of the Fund, and in connection therewith is authorized to place all orders for the purchase and sale of securities, on behalf of the Fund, as Sub-Adviser shall determine to be appropriate.  Sub-Adviser is also authorized, subject to periodic approvals of authorized persons by the Board of Trustees, to instruct Custodian to settle trades executed on behalf of the Fund.  In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund investments, and will comply with the investment objectives, policies and restrictions of the Fund stated in the Fund’s Prospectus as provided to Sub-Adviser from time to time and compliance policies and procedures furnished to Sub-Adviser by Adviser from time to time (provided that Sub-Adviser is provided with reasonable notice of any change to the Fund’s investment objectives, policies and restrictions).

4.2
Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.  Sub-Adviser shall also make itself reasonably available to the Trust’s Board of Trustees at such times as the Board of Trustees shall request.

4.3
Sub-Adviser represents and warrants that it is and shall remain in compliance with all applicable United States Securities and Exchange Commission (“SEC”) Rules and Regulations  pertaining to its investment advisory activities and agrees that it:

(a)	will use at least the same skill and care in providing such services as it uses in providing services to fiduciary accounts in the United States for which it has investment responsibilities;

(b)
will maintain  its registration with the SEC as an investment adviser under the Advisers Act and will conform with all applicable laws, rules and regulations pertaining to its investment advisory activities;

(c)
will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer.  In providing the Fund with investment supervision, Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution.  Within the framework of this policy, Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which Sub-Adviser’s other clients may be a party.  It is understood that it is desirable for the Fund and the Trust that Sub-Adviser or Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers solely on the basis of seeking the most favorable price and efficient execution.  Therefore, Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to the general supervision of, and guidelines from time to time established by, Adviser, and reviewed by the Trust’s Board of Trustees with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to Sub-Adviser in connection with its or its affiliates’ services to other clients.

On occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Sub-Adviser, Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.  In no instance will portfolio securities be purchased from or sold to Adviser, Sub-Adviser, the Sub-Administrator, the Distributor , or any affiliated person of any of the Trust, Adviser, Sub-Adviser, the Sub-Administrator, the Distributor, or any entity that Adviser has identified to Sub-Adviser in writing, except as may be permitted under the 40 Act.  Adviser shall supply Sub-Adviser with a list of all such persons and any amendments to such list as may be necessary from time to time. The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 40 Act.  Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets.  In the event the Fund becomes a multi-managed fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Trust’s Board of Trustees or the Adviser, and shall not consult with the other sub-adviser(s) as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(d)
will report regularly to Adviser and will make appropriate persons available for the purpose of reviewing at reasonable times the management of the Fund with representatives of Adviser and the Board of Trustees, including, without limitation, review of the general investment strategy of the Fund, the overall performance of the Fund in relation to standard industry indices which have been agreed upon between Adviser and Sub-Adviser and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(e)
will maintain books and records with respect to the Trust’s securities transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 40 Act and will furnish Adviser and the Trust’s Board of Trustees such periodic and special reports as Adviser or the Board of Trustees may request;

(f)	will act upon instructions from Adviser that are not inconsistent with the fiduciary duties undertaken hereunder; and

(g)
will treat confidentially and as proprietary information of the Trust all such records and other information relative to the assets of the Fund maintained by Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Board of Trustees, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities.

(h)
Sub-Adviser shall have the right to execute and deliver, or cause its nominee to execute and deliver, all proxies and notices of meetings and other notices affecting or relating to the securities of the Fund.

5.
 BOOKS AND RECORDS.  Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for Sub-Adviser to supply to Adviser, the Fund or its Board of Trustees the information required to be supplied under this Agreement.  In compliance with the requirements of Rule 31a-3 under the 40 Act, Sub-Adviser hereby agrees that certain records which it maintains for the Fund are also the property of the Fund, and further agrees to surrender promptly to the Trust a duplicate of any of such records, upon the Trust’s request.  Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 40 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 40 Act for the Fund.  Sub-Adviser may delegate its responsibilities under this paragraph to affiliates that perform custody and/or fund accounting services for the Fund, which delegation shall not, however, relieve Sub-Adviser of its responsibilities under this paragraph 5.

6.
EXPENSES.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust, unless otherwise stated in this Agreement.

7.
COMPENSATION.  For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued and payable in accordance with Schedule A hereto.  From time to time, Sub-Adviser may, in its sole discretion, agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

8.
SERVICES TO OTHERS.  Adviser understands, and has advised the Trust’s Board of Trustees, that Sub-Adviser now acts and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies.  Adviser has no objection to Sub-Adviser’s acting in such capacities, as long as such services do not impair the services rendered to Adviser or the Fund, and Adviser recognizes and has advised the Trust’s Board of Trustees that, in some cases, this may adversely affect the size of the position that the Fund may obtain in a particular security.  In addition, Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.  Notwithstanding any of the foregoing, Sub-Adviser shall obtain Adviser’s prior written consent (a copy of which shall concurrently be provided to the Trust’s Board of Trustees) before it or any of its employees act as an investment adviser, sub-investment adviser, portfolio manager and/or administrator to any investment company or series thereof other than to the Fund or any other fund or funds of the trust.  Such consent may not be unreasonably withheld by Adviser.

9.
LIMITATION OF LIABILITY.  Sub-Adviser shall not be liable for any error or judgment or for any loss suffered by the Fund or Adviser in connection with the performance of its obligations under this Agreement or for having executed Adviser’s instructions , except a loss resulting from a breach of Sub-Adviser’s fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 40 Act), or a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state or federal law which cannot be waived or modified hereby.

10.
INDEMNIFICATION.  Adviser and Sub-Adviser each agree to indemnify the other against loss or liability to such other party (including reasonable attorneys’ fees) arising out of any third party claim based on any action taken or not taken in the performance of its obligations under this Agreement on the part of the indemnified party unless the indemnified party’s action or inaction involves willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

11.
DURATION AND TERMINATION.  This Agreement will become effective as of the date hereof, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements under the 40 Act, and, unless sooner terminated as provided herein, will continue in effect for two (2) years.

Thereafter, if not terminated, this Agreement will continue in effect for the Fund for successive periods of 12 months, each ending on the day preceding the annual anniversary of the Agreement’s effective date, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of the Trust, Sub-Adviser, or Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s  Board of Trustees or by the vote of majority of all votes attributable to the outstanding Shares of the Fund.

Notwithstandingthe foregoing, this Agreement may be terminated as to the Fund at any time, without penalty, on sixty (60) days’ written notice to Sub-Adviser by Adviser, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.  This Agreement may be terminated at any time, without penalty, on sixty (60) days’ written notice by Sub-Adviser to Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning as when such terms appear in the 40 Act.)

12.
AMENDMENT OF THIS AGREEMENT.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.
SUB-ADVISER INFORMATION.  During the term of this Agreement, Adviser agrees to furnish Sub-Adviser at Sub-Adviser’s principal office, all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, the Trust, or the public, that refer to Sub-Adviser.  Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees, agents, its affiliates, or the Bank that refer to Sub-Adviser in any way are consistent with those materials previously published.  Sales literature may be furnished to Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.

14.
INDEPENDENT CONTRACTOR.  In the performance of its duties hereunder, Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or Adviser in any way or otherwise deemed to be an agent of the Fund or Adviser.  If any occasion should arise in which Sub-Adviser gives any advice to its clients concerning the shares of the Fund, Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

15.
SEVERABILITY.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

16.	NOTICES. Any notices, advice or report to be given pursuant to this Agreement shall be delivered or mailed as set forth below:

To Adviser at:
HighMark Capital Management, Inc.
350 California Street, Suite 1600
San Francisco, CA  94104
Attention:  President & CEO

To the Sub-Adviser at:
Bailard, Inc.
950 Tower Lane, Suite 1900
Foster City, CA  94404
Attention: Barbara Bailey

To the Trust, the Trustees or the Fund at:
HighMark Funds
c/o HighMark Capital Management, Inc.
350 California Street, Suite 1600
San Francisco, CA  94104
Attention: Vice President, HighMark Funds Administration

Parties agree that they shall not be bound by the terms of any changes in policies, procedures, or contracts until notice has been received as set forth in this Agreement.

17.
CHANGE OF LAW.  Where the effect of a requirement of the 40 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18.	MISCELLANEOUS.

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement will be governed by the laws of the Commonwealth of Massachusetts.

The names “HighMark Funds” and “Trustees of the HighMark Funds” refer, respectively, to the Trust created, and the Trustees as trustees (but not individually or personally), acting from time to time under, the Declaration of the Trust, dated March 10, 1987, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of HighMark Funds entered in the name or on behalf thereof by any of the Trustees, or its representatives or agents, are made not individually but only in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officer designated below as of the day and year first above written.

HIGHMARK CAPITAL MANAGEMENT, INC.		BAILARD, INC.

By:		By:
	Name		Name
	Title		Title

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
Vote by Touch-Tone Phone, by Mail, or via the Internet!

CALL:  To vote by phone call toll-free 1-800-690-6903 and follow the recorded instructions.

LOG-ON:  Vote on the internet at www.proxyvote.com and follow the on-screen instructions.

MAIL:  Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

Vote on Proposal	FOR AGAINST ABSTAIN
1.     To consider approving new sub-advisory agreements for HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund between HighMark Capital Management, Inc. and Bailard, Inc.
0 0 0

2.     To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy and, in the absence of specification, will be treated as granting authority to vote FOR the proposal.

IMPORTANT:   Please sign legibly and exactly as the name appears on this card.   Joint owners must EACH sign the proxy.   When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such.  If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

<XXXXX>2

  HighMark Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MAY 31, 2011

This proxy is solicited by the Board of Trustees of HighMark Funds (the "Trust") for use at a Special Meeting of shareholders of the Trust (the “Special Meeting”) to be held on May 31, 2011 at 3:00 p.m. Eastern Time at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 34th Floor, Boston, MA 02108.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2011: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com. You may obtain a copy of the Funds’ most recent shareholder report(s) without charge from HighMark Funds, c/o BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406, by calling 1-800-433-6884 or by downloading it from www.HighMarkFunds.com.

The undersigned hereby appoints Helen Robichaud and Julie Powers, and each of them separately, with full power of substitution, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above- stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Funds that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE ***